Exhibit 99.1

 Investor presentation  Fourth Quarter, 2015

 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:Statements in this presentation regarding The Bancorp, Inc.’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. These statements may be identified by the use of forward-looking terminology, including the words “may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “plan," or similar words. These forward-looking statements are based upon the current beliefs and expectations of The Bancorp, Inc.’s management and are inherently subject to significant business, economic, regulatory, and competitive uncertainties and contingencies, many of which are difficult to predict and beyond our control. For further discussion of these risks and uncertainties, see the “risk factors” sections of The Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015, and other of its public filings with the SEC. In addition, these forward-looking statements are subject to assumptions with respect to future strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation. The Bancorp, Inc. does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law.  Forward looking statements  2

 The Bancorp: Empowering the World’s Most Successful Companies  3  $4.5 Billion in Assets  700+ Employees  80,000,000 Prepaid Cards in U.S. Distribution  1.1+ Billion Merchant Card Transactions Processed Annually  $2.2+ Trillion in Institution Banking Partner AUM  $232 Billion Combined Annual Processing Volume  100+ Private-Label Non-Bank Partners  30,000+ Financial Advisors Served in Institutional Banking  Top 20 Automated Clearing House (ACH) Originator in U.S.  Brands We Empower

 Investment Highlights  4  Depressed trading price compared to tangible book value and peers creates significant upside potential  A leading innovative force in the fast-growing payment space; substantial investment in our senior management teams and infrastructure to take on industry dynamics prudently and profitably   Strong deposit generation through niche relationships that has resulted in a stable, low-cost deposit base  Strong loan generation in lower risk continued operations portfolio  Key emphasis on a prudent credit culture coupled with de-risking initiatives has resulted in stable asset quality metrics and a stronger operating core  Commitment to a well-capitalized balance sheet  Significant investment in regulatory infrastructure, which serves as a prohibitive barrier to entry for new players.

OUR BUSINESS MODEL REFLECTS A DISTINCT BUSINESS STRATEGY...

Specialty Finance | Payments

Government Guaranteed Lending (GGL)

Includes loans to franchisees; many of which have a 75% guaranty by the U.S. government

- Interest Income

Commercial Mortgage-Backed Securities (CMBS)

Commercial Loan Sales

- Non-Interest Income
- Interest Income

Leasing

Automobile Fleet Leasing

- Interest Income
- Non-Interest Income

Institutional Banking

Deposits and Loans for Clients of Wealth Firms

- Interest Income
- Deposits
- Non-Interest Income

REVENUE (1)



Specialty Finance: 33%
5%
8%
5%
15%
8%
0%
59%
Payments: 67%

Prepaid Cards

Open Loop Prepaid Cards

- Deposits
- Non-Interest Income

Payment Acceptance

Credit, Debit Card, and ACH Processing

- Deposits
- Non-Interest Income

Corporate

Securities Portfolio

Primarily highly rated government obligations & corporate securities

- Interest Income

(1) For reconciliation detail, please see Appendix, page 24.

The Bancorp

5

 …That LOOKS TO CAPITALIZE ON THE paradigm shift in banking  6  Consumer Distribution Channel PenetrationPercent of U.S. Households, 1980-2013  Sources: Federal Reserve, FRB Boston, FRB Philadelphia, SRI Consulting, University of Michigan, Mintel, Celent, Bank of America, comScore, Nielsen Mobile, Wall Street Journal, AlixPartners, Pew Research Center

2015: A YEAR OF CONSIDERABLE INVESTMENT AND PROGRESS

Continuing Lines of Business 2015 Highlights

Payment Solutions Group
- 80 million active cards
- $41 billion gross dollar volume
- Core Growth: 15% (1)

Government Guaranteed Lending
- Ranked 31st in national production volume
- YoY Growth: 45%

Institutional Banking Group
- YoY Loan Growth: 37%

Commercial Mortgage Backed Securities (CMBS)
- Substantially increased our floating-rate CLO portfolio while increasing CLO interest income from $789k in 2014 to $8 million in 2015

Commercial Fleet Leasing
- Acquisition of Ellis Brooks Leasing in San Francisco to continue geographic expansion
- YoY Growth: 19%

Investment In Infrastructure and De-Risking Initiatives

Significant overhaul of BSA/AML Compliance function
- Over 70 people dedicated to function; ~10% of total workforce
- $41.4 million in lookback BSA/AML expenses in 2015
- Created company-wide Strategic risk management framework
- Established Risk Committee at the board level and significant quantitative and qualitative compliance to internal control monitors

Key Strategic Hires of Senior Operations Leaders
- Many hires from top 10 banks

Discontinued Philadelphia Commercial Portfolio
- Significant effort to de-risk balance sheet with a key focus on lower risk lending portfolios
- Wound down $1.2 billion portfolio to $568 million as of year end with efforts to dispose as soon as practical in most shareholder friendly manner
- Reduction includes $209 million Bancorp financed sale with $16 million equity contribution by purchaser.

Exited majority of H.S.A portfolio, other high cost deposits and select higher risk relationships
- Sold H.S.A portfolio for $33.5 million gain
- Improved capital ratios, tax position and earnings capacity
- Strengthens focus on core accounts

Positive growth in every continuing business line, coupled with compliance improvements and the expansion of high-growth, low-risk, asset generating businesses, have firmly paved a bright future for The Bancorp

(1) Excludes exit of a large relationship in 2014. Growth reflects fourth quarter 2014 to fourth quarter 2015.

The Bancorp

7

STRATEGIC ENTERPRISE RISK MANAGEMENT FRAMEWORK

- **Implemented a company-wide Strategic Risk Management framework focused on 5 key areas**
  - Bank Secrecy Act / Anti-Money Laundering
  - Compliance
  - 3rd Party Risk Management
  - Cyber-Security
  - Credit Risk
  - Invested in significant personnel and software to address regulatory issues in the above areas.

- **Recent key hires leading the risk and internal control buildout**
  - Steven Turowski, Chief Risk Officer – formerly at BNY Mellon, PNC
  - Pawneet Abramowski, BSA/AML Officer – formerly at CIT, RBC, Morgan Stanley

- **Builds upon existing prudent credit culture that results in stable asset quality metrics**
- **Established a new risk management infrastructure with in excess of 70 new positions for BSA, compliance and operations to mitigate potential compliance risk**
- **Structure will more closely integrate the Company's growth strategies with effective risk management and governance processes**

Significantly improved infrastructure provides compelling case that we have the people and processes to manage and monitor our industry-leading specialty finance and payments businesses

The Bancorp

8

 9  Executive Management Team  Daniel Cohen – Executive Vice President and Chairman of the Board[Currently President of Cohen and Company; Chief Executive Officer of FinTech Acquisition Corp]  John Chrystal – Interim Chief Executive Officer[Current Board of Directors member; prior experience at DiMaio Ahmad Capital, Credit Suisse]  Peter Chiccino – Executive Vice President and Chief Information Officer[Served on Executive Leadership team of The Bancorp since its inception]  Paul Frenkiel – Executive Vice President of Strategy, Chief Financial Officer and Secretary[Prior experience at Republic First Bancorp, First Bank Delaware, and JeffBanks]  Jeremy Kuiper – Senior Vice President and Managing Director (Payment Solutions)[Prior experience at BankFirst, United Credit National Bank]  Donald McGraw Jr. – Executive Vice President and Chief Credit Officer[Prior experience at Jefferson Bank, FDIC]  Scott Megargee – Executive Vice President, Commercial Fleet Leasing[Prior experience at Jefferson Bank, Cheltenham Bank]  Thomas Pareigat – Senior Vice President and General Counsel[Prior experience at Lindquist & Vennum PLLP, Marshall BankFirst Corp.]  Steven Turowski – Executive Vice President and Chief Risk Officer[Prior experience at BNY Mellon, PNC Global Investment Servicing]  Pawneet Abramowski – BSA/AML Officer[Prior experience at CIT, RBC, Morgan Stanley]  2015 marked a year of several senior level OPERATIONS hires to Compliment OUR STRONG business GROUP leaders

PRIMARY ASSET-GENERATING STRATEGIES: BUSINESS LINE OVERVIEW

AS WITH FUNDING, THE BANCORP EMPLOYS A MULTI-CHANNEL GROWTH STRATEGY FOR ASSET ORIGINATION.

- **Investment Securities**
  - High credit quality tax exempt municipal obligations
  - U.S. Government agency securities and other highly rated mortgage-backed securities
  - Corporate securities which, like other purchases, are validated and monitored by independent credit advisory specialists
- **Institutional Banking**
  - 15 affinity groups, managing & administering $2.2+ trillion in assets
    - SEI Investments, Legg Mason, AssetMark Trust Company, Franklin Templeton
  - Generates security backed lines of credit and other loans
  - Bancorp offers loan and deposit products to certain of these segments
- **CMBS & CLO**
  - Loans which are generated for sale into CMBS markets that are held until sold
- **Government Guaranteed Lending**
  - Loans from $150,000 to $5.0 million including loans to franchisees such as UPS Stores, Massage Envy, FASTSIGNS and Save a Lot, many of which have a ~75% guaranty by the U.S. Small Business Administration
  - National lending in Financial Practice Acquisitions, Franchise and Healthcare-professionals
- **Leasing**
  - Well-collateralized automobile fleet leasing
    - Average transaction: 8-15 automobiles, $350,000
    - 31% of portfolio leased by local, state, and federal government agencies

Growth in our core business lines has significantly contributed to our revenue streams while solidifying the Bank's lower risk strategy



3%
8%
11%
43%
14%
21%

CATEGORY	Q4 2015 BALANCE	Q4 2014 BALANCE	YoY '14-'15 Growth	Q4 2015 AVG. YIELD[1]
(in thousands)				
Corporate				
Investment Securities	$1,163,688	1,587,404	(26.7%)	2.60%
Specialty Finance				
Institutional Banking	575,948	421,862	36.5%	2.70%
CMBS & CLO	380,764	178,376	113.5%	5.40%
Government Guaranteed Lending	307,140	211,364	45.3%	4.72%
Leasing	231,514	194,464	19.1%	6.30%
Other	71,495	84,793	(15.7%)	2.87%
Total Specialty Finance	$1,566,861	$1,090,859	43.6%	

The Bancorp

10

OVERVIEW OF DISCONTINUED OPERATIONS

- In an effort to free up capital and de-risk the Bank's loan portfolio from larger, more outsized real estate credits, the Company decided to discontinue its Philadelphia-based commercial real estate operation in 2014
- Company has made significant progress in "winding down" the portfolio through loan sales, a private securitization ("Walnut Street") in a joint venture with a seasoned hedge fund, and other pay downs
- Company is focused on disposing of remainder of discontinued portfolio as soon as practical with best execution mindset
- A well-respected credit resolution expert, who has served on high-profile disposition cases, serves as an in-house consultant servicing the discontinued portfolio and Walnut Street



Principal Balance - Discontinued Operations Overview ($Millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1.2B
$367M
$267M
$611M
$75M
$536M
Disc. Ops. Begins
Other Loan Sales, Pay Downs
Loan Sales to Walnut Street
Principal Bal. 12/31/15
Residential Portfolio (Consider Holding)
Principal Bal. 12/31/15 (Commercial)
Commercial Breakdown (Principal Balance)
Credit Mark Breakdown*
NPA Breakdown*
$163M 30%
$373M 70%
$536M
$14M 33%
$29M 67%
$43M 8% Credit Mark
$27M 61%
$17M 39%
$44M
Top 16 Commercial Relationships (Exceeding $10M Each)
Remaining Relationships

Breakdown of Principal Commercial Balance	Principal Balance	Credit Mark	as % of Portflio	Non-Performing
Top 16 Commercial Relationships (Exceeding $10M Each)	$373	$29	7.8%	$17
Remaining Relationships	$163	$14	8.6%	$27
	$536	$43	8.0%	$44

The Bancorp

*Credit marks and mon-performing loans are almost exclusively on the commercial credits. Loans are written down to lower cost or market value based on a third party valuation.

 Lower risk securities portfolio  12  Total Portfolio: $1.2B as of 12/31/15  Securities Portfolio Overview  Lower risk securities portfolio; primarily highly rated government obligations & corporate securities95% of portfolio rated [A] or better, no securities below investment gradePortfolio managed by highly experienced internal team and supported by third party solely dedicated to portfolio monitoringNo other-than-temporary impairment$94 M classified as Held-to-Maturity or 8% of total portfolio  Three months ended 12/31/15Yield on investment securities-taxable: 2.07%

 13  Primary deposit-generating strategies: business line overview  Total Deposits: $4.4 billionAverage Cost: 0.30%(Aggregate US Banks Average Cost: 0.31%) (1)Aggregate US Banks data as of Q4 2015, source: BankRegData.com  CATEGORY  Q4 2015 BALANCE(in thousands)  Q4 2015 AVG. COST  Prepaid Cards  $2,081,064  0.03%  Institutional Banking  774,598  0.61%  Payment Acceptance  604,608  0.73%  Healthcare  99,492  0.42%  Other  854,995  0.33%  Total Deposits  $4,414,757            *Discontinued Business Lines and Discontinued Products are not included in the pie chart.*Other category is comprised of Community Bank & General Affinity.    The Bancorp is deeply integrated with its private label banking partners and has long-term, often exclusive agreements in place

 Prepaid gross dollar volume (GDV)(1) and cardholder growth  14  Gross Dollar Volume (GDV) is the total amount spent on all cards outstanding within a given period. GDV is further broken out according to volume by contract year.Compound annual growth rate is calculated for the years 2010 through 2015.  $   Gross Dollar Volume(dollars in thousands)  $27,216,931  $6,285,271  $13,311,376  $41,023,873

 Revenue composition  15  Post Provision Income (1)  (dollars in thousands)  $  For reconciliation detail, please see Appendix, (page 25).Compound annual growth rate is calculated for the years 2010 through 2015.Not including one-time gain on sale of HSA portfolio in Q4 2015 for $33.5M.

 Non-interest income-generating strategies: growth and sustainability  16   39% Increase   $  (dollars in thousands)  $84,599  (2)  Compound annual growth rate is calculated for the years 2010 through 2015.Excludes gains on sales of investment securities and gain on sale of heath savings portfolio. For reconciliation detail, please refer to the Non-Interest Income section of Post Provision Income Reconciliation, in the Appendix (page 25).

 While interest rates are compressed, balance sheet initiatives by the bank are leading to increased net interest income  17  (dollars in thousands)    Compound annual growth rate is calculated for the years 2010 through 2015.  $

 Strong asset quality metrics – continuing operations  18  Asset Quality Highlights  Continuing operations portfolio has historically maintained industry-low nonperforming metricsAttributable to The Bancorp’s focus on niche lending segments which traditionally have low credit riskCommitted to maintaining focus on stable asset quality metrics going forward  Nonperforming Asset and Loan Ratios  Historical Nonperforming Assets ($000)

 Investment Highlights  19  Depressed trading price compared to tangible book value and peers creates significant upside potential  A leading innovative force in the fast-growing payment space; substantial investment in our senior management teams and infrastructure to take on industry dynamics prudently and profitably   Strong deposit generation through niche relationships that has resulted in a stable, low-cost deposit base  Strong loan generation in lower risk continued operations portfolio  Key emphasis on a prudent credit culture coupled with de-risking initiatives has resulted in stable asset quality metrics and a stronger operating core  Commitment to a well-capitalized balance sheet  Significant investment in regulatory infrastructure, which serves as a prohibitive barrier to entry for new players.

 20

 Normalized earnings analysis  21    Normalized pre-tax earnings of ~$25 million in 2015 FY            ($000s)  2015 Q4  2015 FY  Pre-tax income - continuing operations  $31,156  $6,810  Pre-tax income - discontinued operations  3,607  12,793  Non-recurring continuing operations  Gain on sale of health savings portfolio  ($33,531)  ($33,531)  Gain on sale of securities  (14,497)  (14,435)  Gain on sale of warrants  (2,691)  (2,691)  BSA consultant and lookback fees  14,801  41,444  Civil money penalty  3,000  3,000  Additional FDIC assessment  920  920  Severance for health savings division  550  550  Regulatory/governance related legal fees  603  2,292  Non-recurring discontinued operations  Restatement related audit fees  $2,560  Other real estate owned expense  1,423  3,199  Pre-tax income after non-recurring income/expense  $5,341  $22,911

 22  Capital Ratios and Selected Financial Data      As of or for the three months endedDecember 31, 2015(dollars in thousands)  As of or for the three months endedDecember 31, 2014(dollars in thousands)  Selected Capital and Asset Quality Ratios:          Equity/assets  6.71%  6.40%    Tier 1 capital to average assets   7.17%  7.07%    Tier 1 capital to total risk-weighted assets   14.67%  11.54%    Total capital to total risk-weighted assets   14.88%  11.67%    Allowance for loan and lease losses to total loans  0.41%  0.42%    Tangible common equity   6.62%   6.28%          Balance Sheet Data:          Total assets   $4,765,823  $4,986,317    Loans, net of unearned costs (fees)  1,078,077  874,593    Commercial loans held for sale  489,938  217,080    Allowance for loan and lease losses  4,400  3.638    Total cash and cash equivalents   1,155,162  1,114,235    Total investments  1,163,688  1,587,404    Deposits   4,414,757  4,621,784    Shareholders’ equity   320,001  319,023          Selected Ratios:           Return on average assets  0.29%  Nm*    Return on average common equity  4.20%   Nm*    Net interest margin   2.37%  2.60%    Book value per share   $8.47  $8.46  *Not meaningful

 23  Current Loan Portfolio and Asset Quality Overview at 12/31/2015   Category(dollars in thousands)   Balance  % of Total Loans  Nonaccrual Loans  Nonaccrual/Total Loans  OREO  30-89 Days Delinquent  90+ Days Delinquent  Q4 2015 Quarterly Charge-offs (net)  SBA   $189,893   12%  $733   0.4%  $-   $-    $-    $46  SBA held for sale   109,174   7%  -   -  -  -   -   -   Leasing   231,514   15%  -   -  -   7,065   403   21  Security backed lines of credit   575,948   37%  -  -  -  -   -   -   Other consumer lending  23,180   2%  1,194   5.2%  -  1,399   -   35   Other specialty lending  48,315   3%  -  -  -  -   -   -   CMBS & CLO  380,764   24%  -   -  -  -   -   -   Total  $1,558,788   100%  $1,927   0.1%  $-  $8,464   $403   $102

Revenue By Segment Reconciliation[1]

APPENDIX

	Specialty Finance				Payments		Corporate
Category *(dollars in thousands)*	**Institutional Banking**	**GGL**	**CMBS & CLO**	**Leasing**	**Prepaid**	**Payment Acceptance**	**Investment Securities**
Interest income	$12,997	$11,213	$11,226	$13,009	$-	$10	$33,669
Interest expense	5,037	-	-	-	2,971	4,474	-
Non interest income	2,914	3,097	7,661	2,096	57,174	6,748	14,435
Allocated income from loans	3,649	(5,607)	(5,613)	(6,505)	11,226	2,849	-
Allocated income from investment securities	9,905	-	-	-	30,468	7,731	(48,104)
Total	**$24,428**	**$8,703**	**$13,274**	**$8,600**	**$95,897**	**$12,864**	**-**
Percentage	**15%**	**5%**	**8%**	**5%**	**59%**	**8%**	**-**

	Specialty Finance				Payments	
Category *(dollars in thousands, average balances)*	**Institutional Banking**	**GGL**	**CMBS & CLO**	**Leasing**	**Prepaid**	**Payment Acceptance**
Deposits	$774,598	$3,273	-	-	$2,382,769	$604,608
Loans	559,066	289,074	380,827	226,423	-	-
Net	215,532	-	-	-	2,382,769	604,608
Percentage of loan allocated income to be received	**21%**	**-**	**-**	**-**	**63%**	**16%**
Percent of Investment Securities allocated income to be received	**21%**	**-**	**-**	**-**	**63%**	**16%**

(1) Revenue for Specialty Finance departments includes all revenue from the assets they fund with deposits they generate. It also includes half the revenue from assets they generate but do not fund. The other half of the revenue, along with revenue generated through the bank's Investment Securities portfolio, is allocated to Payments departments and Institutional Banking for funding they provide.

The Bancorp
24

APPENDIX

Post Provision Income Reconciliation[1]

Category (dollars inmillions)	2010	2011[2]	2012	2013	2014	2015	Q4 2014	Q4 2015
Interest income	$24.3	$31.0	$39.4	$51.1	$70.7	$83.5	$18.5	$22.2
Interest expense	14.5	12.0	11.4	10.8	11.3	13.6	2.8	3.7
Net interest income	9.8	19.0	28.0	40.3	59.4	69.9	15.7	18.5
Provision for loan and lease losses	1.4	1.6	6.6	0.3	1.2	2.1	(1.4)	0.3
Net interest income post provision	8.4	17.4	21.4	40.0	58.2	67.8	17.1	18.2
Total non-interest income	20.6	30.4	49.5	82.0	85.0	133.0	17.6	72.5
Less gainon sales of investment securities	1.2	(0.1)	0.7	1.8	0.4	14.4	-	14.4
Less gain on sales of HSA portfolio	-	-	-	-	-	33.5	-	33.5
Less other than temporary impairment	-	-	(0.2)	-	-	-	-	-
Change in value of investment in unconsolidated entity	-	-	-	-	-	1.7	-	-
Non-interest income	19.4	30.5	49.0	80.2	84.6	83.4	17.6	24.5
Post provisionincome	**$27.8**	**$47.9**	**$70.5**	**$120.2**	**$142.8**	**$151.2**	**$34.7**	**$42.7**

(1) Post provision income is calculated as follows: net interest income less provision for loan and lease losses plus non-interest income excluding gains on sales of investment securities and other than temporary impairment on securities.

(2) 2011 includes a one-time gain of $718,000 related to a legal settlement.

The Bancorp

25

APPENDIX

The Bancorp Board of Directors

Board of Directors



Daniel G. Cohen
Chairman of the Board

Daniel Gideon Cohen has been the Chairman of Bancorp, Inc. (the "Company"); he was also named Chairman of the Board of Directors of the Company's wholly-owned subsidiary, Bancorp Bank (the "Bank"), effective January 2015. He had previously been Chairman of the Bank's Board of Directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been the Bank's Chief Executive Officer. Additionally, Mr. Cohen is an Executive Vice President at the Company, and oversees the commercial mortgage-backed securities origination and sales division of the Company.



John C. Chrystal
Interim CEO & Director

In addition to becoming interim CEO of the Company on December 14, 2015. Mr. Chrystal has been an Independent Director of The Bancorp, Inc. and its subsidiary, The Bancorp Bank, since January 2013 and Morgan Stanley Derivative Products, a specialized derivative product company established by Morgan Stanley, since 2010, and has served as an Independent Director for funds managed by the Trust for Advised Portfolios, including a long-short credit fund since 2010. Since early 2009, Mr. Chrystal has advised multiple companies concerning restructuring of their credit derivative portfolios, including a successful restructuring of a multi-billion-dollar credit default swap portfolio managed by Primus Asset Management, a subsidiary of Primus Guaranty, Ltd. Mr. Chrystal holds an M.B.A. in finance from the University of Chicago and a B.S. in agricultural business from Iowa State University.



Walter T. Beach
Director

Walter T. Beach has been a Director of Bancorp, Inc. and Bancorp Bank since 1999. Mr. Beach has been a Managing Director of Beach Investment Counsel, Inc., an investment management firm, since 1997. From 1993 to 1997, Mr. Beach was a Senior Analyst and Director of Research at Widmann, Siff and Co., Inc., an investment management firm, where he was, beginning in 1994, responsible for the firm's investment decisions for its principal equity product. Before that he was an associate and Financial Analyst at Essex Financial Group, a consulting and merchant banking firm, and an analyst at Industry Analysis Group, an industry and economic consulting firm. Mr. Beach also served as a director of Institutional Financial Markets, Inc. and its predecessor, Cohen & Company, a publicly-traded financial services company specializing in credit related fixed income investments, from December 2009 to 2013.

The Bancorp

26

APPENDIX

The Bancorp Board of Directors (cont'd)

Board of Directors



Michael J. Bradley
Director

Michael J. Bradley has been a Director of The Bancorp, Inc. and Bancorp Bank since 2005. Mr. Bradley has been a Co-Owner and Managing Director of BF Healthcare, Inc., since 1998. Mr. Bradley serves on the Board of Directors of Resource America, Inc. Mr. Bradley served on the Board of Sourcecorp Inc., from 1994-2012. Mr. Bradley also served on the Managing Board of Atlas Pipeline Partners from 2004-2006. Previously, Mr. Bradley served as Chairman of First Executive Bank, and as Vice Chairman of First Republic Bank. Mr. Bradley is a Certified Public Accountant.



Matthew Cohn
Director

Matthew Cohn has served as a Director of Bancorp, Inc. and Bancorp Bank since 1999. Mr. Cohn founded and serves as Vice Chairman of The ASI Show, a leading producer of trade shows throughout the country and the recipient of prestigious awards. In addition, Mr. Cohn serves as the Chairman of ASI Computer Systems, and the Vice Chairman of the Advertising Specialty Institute, a multi-year winner of the "Best Place to Work" award. Mr. Cohn serves on the international Boards of YPO (the Young Presidents' Organization) and of the JDRF (formerly known as the Juvenile Diabetes Research Foundation). Mr. Cohn was a past board member of The Society of Independent Show Organizers and CADE.



Hersh Kozlov
Director

Hersh Kozlov has been a Director of Bancorp, Inc. and Bancorp Bank since 2014. He has been a Partner at Duane Morris LLP (an international law firm) since 2009. Previously, he was a Partner at Wolf, Block, Schorr and Solis-Cohen LLP (a law firm) from 2001 to 2009. Mr. Kozlov is a Member of the Board of Directors of Resource America, Inc. and was previously a Member of the Board of Directors of JeffBanks, Inc., TRM Corporation, Hudson United Bank, US Healthcare Life Insurance Company, and Princeton Insurance Company. Mr. Kozlov has also served as counsel to the Board of Directors of US Healthcare, Inc. and was appointed by the President of the United States to be a Member of the Advisory Committee for Trade Policy & Negotiations, serving in that role from 2002 to 2004.

The Bancorp

27

APPENDIX

The Bancorp Board of Directors (cont'd)

Board of Directors



William H. Lamb
Director

William H. Lamb has served as a Director of the Bancorp, Inc. and Bancorp Bank since 2004. Mr. Lamb currently serves as Chairman of Lamb McErlane PC and directs the firm's Post-Trial and Appellate Advocacy Group. From January 2003 through January 2004, Mr. Lamb served as a Justice of the Pennsylvania Supreme Court and is the only former Pennsylvania Supreme Court Justice currently in practice. Mr. Lamb has been recognized as a Top 100 Pennsylvania Super Lawyer for appellate law and as a Pennsylvania Super Lawyer since 2005. Mr. Lamb previously served as Director and Corporate Secretary of JeffBanks, Inc. and Jefferson Bank until their acquisition by Hudson United Bank in 1999. Since 2004, Mr. Lamb has been appointed to the President's Advisory Committee on the Arts, the Commonwealth of Pennsylvania's Court of Judicial Discipline, and the Pennsylvania Elections Reform Task Force.



James Joseph McEntee III
Director

James Joseph McEntee has been a Director of Bancorp, Inc. and Bancorp Bank since 2000. Since August 2014, Mr. McEntee has been the Chief Operating Officer and Chief Financial Officer of FinTech Acquisition Corp. Mr. McEntee was the Chief Executive Officer of Alesco Financial, Inc. from its incorporation in 2006 until its merger with Cohen & Company in 2009, and was a Managing Director of Institutional Financial Markets, Inc. (a successor company to Cohen & Company) through October 2013. Previously, Mr. McEntee served as Vice Chairman and Co-Chief Operating Officer of PrinceRidge and also served as a principal in Harron Capital, L.P., a media and communications venture capital fund. From 1990 through 1999, Mr. McEntee was a stockholder at Lamb McErlane PC, and, from 2000 until 2004, was of counsel to Lamb McErlane. Mr. McEntee was previously a Director of Pegasus Communications Corporation, a publicly held provider of communications and other services.

The Bancorp

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29  The Bancorp Board of Directors (cont’d)  Board of Directors    Mei-Mei TuanDirector  Mei-Mei Tuan has been a Director of both The Bancorp, Inc. and U.S. subsidiary The Bancorp Bank since 2013. Ms. Tuan is the Co-Founder and Managing Partner of Notch Partners LLC, a firm providing leadership capital and management-led buyout strategies exclusively for institutional leveraged buyout funds. Ms. Tuan’s operating experience includes serving as Chief Financial Officer and Chief Operating Officer at the Sierra Foundation, from 1996 through 1997, and the San Francisco Food Bank, from 1997 through 1998. Ms. Tuan is an active Board Member of Friends of Thirteen, Montclair Kimberley Academy, and the Harvard Business School Asian-American Association (HBS4A). She has also served recently on Boards for the Wellesley College Alumnae Association, New Jersey Women’s Forum, New Jersey Network (NJN), Museum of Chinese in America (MOCA), Mid-Manhattan Performing Arts Foundation, and New Jersey Wellesley Club, in which she was President. Ms. Tuan is a Member of Business Leadership Council (BLC) at Wellesley, New Jersey Women’s Forum, and the Committee of 100--an international, non-profit, non-partisan membership organization that brings Chinese-American perspective to issues concerning US-China relations.

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